UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024

LEARN CW INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40885	98-1583469
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11755 Wilshire Blvd.
Suite 2320
Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (424) 324-2990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $0.0001 par value	LCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 30, 2024, Learn CW Investment Corporation (the “Company”) held an extraordinary general meeting of it shareholders (the “Meeting”) to approve the combination (the “Business Combination”) of the Company, Innventure LLC, a Delaware limited liability company (“Innventure”), and Learn SPAC HoldCo Inc., a Delaware corporation and direct, wholly-owned subsidiary of the Company (“Holdco”), pursuant to the transactions contemplated by the Business Combination Agreement (as defined below) and for the following purposes:

1.
to consider and vote upon a proposal to approve by ordinary resolution (i) the Business Combination, (ii) the adoption of the Business Combination Agreement, dated as of October 24, 2023 (the “Business Combination Agreement”), by and among the Company, Holdco, LCW Merger Sub, Inc., a Delaware corporation and direct, wholly-owned subsidiary of Holdco (“LCW Merger Sub”), Innventure Merger Sub, LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of Holdco, and Innventure, (iii) the plan of merger to be entered into between the Company and LCW Merger Sub relating to the LCW Merger (as defined below) and to be filed with the Registrar of Companies in the Cayman Islands pursuant to the Companies Act (As Revised) of the Cayman Islands (the “Plan of Merger”) and (iv) the transactions contemplated by the Business Combination Agreement (the “Business Combination Proposal”);

2.
to consider and vote upon a proposal to approve by special resolution the merger of LCW Merger Sub with and into the Company (the “LCW Merger”), with the Company being the surviving company in accordance with the terms and subject to the conditions set forth in the Business Combination Agreement and related Plan of Merger (the “Merger Proposal”);

3.
to consider and vote upon by ordinary resolution, on a non-binding advisory basis, separate proposals to approve the following material differences between the Company’s amended and restated memorandum and articles of association and the proposed amended and restated certificate of incorporation of Holdco (the “Amended and Restated Certificate of Incorporation”):

a.
to approve and adopt provisions in the Amended and Restated Certificate of Incorporation to authorize 250,000,000 shares of common stock of Holdco, par value $0.0001 per share (“Holdco Common Stock”), and 25,000,000 shares of Holdco preferred stock, par value $0.0001 per share, compared to the currently authorized capital stock of the Company of 200,000,000 Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), 20,000,000 Class B ordinary shares of the Company, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “ordinary shares”) and 1,000,000 preference shares, par value $0.0001 per share (“Proposal 3A”);

b.
to approve and adopt provisions in the Amended and Restated Certificate of Incorporation to provide that the board of directors of Holdco (the “Holdco Board”) has the power to adopt, amend or repeal the Holdco’s bylaws and that the Holdco’s bylaws may also be adopted, amended or repealed by the stockholders by the affirmative vote of the holders of at least two-thirds of the voting power of all then outstanding shares of capital stock of Holdco entitled to vote generally in the election of directors, voting together as a single class (“Proposal 3B”);

c.
to approve and adopt provisions in the Amended and Restated Certificate of Incorporation providing that special meetings of stockholders may only be called by the Holdco Board, the chairperson of the Holdco Board or Holdco’s chief executive officer or president (“Proposal 3C”);

d.
to approve and adopt provisions in the Amended and Restated Certificate of Incorporation and proposed amended and restated bylaws of Holdco (the “Amended and Restated Bylaws”) to provide that (i) no action shall be taken by the stockholders of Holdco except at an annual or special meeting of stockholders called in accordance with the Amended and Restated Bylaws, and (ii) no action shall be taken by the stockholders by written consent in lieu of a meeting (“Proposal 3D”);

e.
to approve and adopt provisions in the Amended and Restated Certificate of Incorporation to provide that (i) a person may be appointed to be a director, either to fill a vacancy or as an additional director, only by affirmative vote of a majority of the members of the Holdco Board, although less than a quorum, or by a sole remaining director and that (ii) a director may be removed from office at any time, but only for cause, by the affirmative vote of the holders of at least two-thirds of the voting power of all then outstanding shares of capital stock of Holdco entitled to vote generally in the election of directors, voting together as a single class at a meeting called for that purpose (“Proposal 3E”);

f.
to approve and adopt provisions in the Amended and Restated Certificate of Incorporation to provide that, unless a majority of the Holdco Board consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware, to the fullest extent permitted by law, will be the sole and exclusive forum for the types of actions or proceedings under Delaware statutory or common law, and the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended (“Proposal 3F” and, together with Proposals 3A, B, C, D and E, “Non-Binding Governance Proposals”);

4.
to consider and vote upon a proposal to approve and assume by ordinary resolution the Innventure, Inc. 2024 Equity and Incentive Compensation Plan and any grants or awards issued thereunder (the “Equity Plan Proposal”);

5.
to consider and vote upon a proposal to approve by ordinary resolution, for purposes of complying with applicable listing rules of the Nasdaq Stock Market, (i) the issuance of Holdco Common Stock pursuant to the Business Combination Agreement and (ii) the possible issuance of Holdco Common Stock upon conversion of the Series A preferred stock, par value $0.0001 per share, to be established on the date at which the closing of the Business Combination occurs (the “Nasdaq Proposal”); and

6.
to consider and vote upon a proposal to approve by ordinary resolution the adjournment of the extraordinary general meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient shares represented to constitute a quorum necessary to conduct business at the extraordinary general meeting or for the approval of one or more proposals at the extraordinary general meeting or to the extent necessary to ensure that any required supplement or amendment to the accompanying proxy statement/consent solicitation statement/prospectus is provided to the Company’s shareholders or if it is determined that one or more of the closing conditions under the Business Combination Agreement is not satisfied or waived or (ii) if the board of directors of the Company determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal”).

As of the record date for the Meeting, there were 9,338,421 Class A Ordinary Shares and 5,750,000 Class B Ordinary Shares issued and outstanding. At the Meeting, there were 11,167,445 ordinary shares of the Company voted by proxy or in person, which constituted a quorum of the ordinary shares of the Company entitled to vote on the Business Combination Proposal, the Merger Proposal, the Non-Binding Governance Proposals, Equity Plan Proposal, the Nasdaq Proposal and the Adjournment Proposal. The results for each matter were as follows:

•
the Business Combination Proposal was approved, having received the affirmative votes of the holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting:

For	Against	Abstain	Broker Non-Votes
10,054,385	1,113,060	0	0

•
the Merger Proposal was approved, having received the affirmative votes of the holders of at least two-thirds of the ordinary shares represented in person or by proxy and entitled to vote thereon and who voted at the Meeting:

For	Against	Abstain	Broker Non-Votes
10,054,385	1,113,060	0	0

•
Proposal 3A was approved, having received the affirmative votes of the holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting:

For	Against	Abstain	Broker Non-Votes
9,454,385	1,713,060	0	0

•
Proposal 3B was approved, having received the affirmative votes of the holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting:

For	Against	Abstain	Broker Non-Votes
9,454,385	1,713,060	0	0

•
Proposal 3C was approved, having received the affirmative votes of the holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting:

For	Against	Abstain	Broker Non-Votes
9,304,234	1,863,210	1	0

•
Proposal 3D was approved, having received the affirmative votes of the holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting:

For	Against	Abstain	Broker Non-Votes
9,454,384	1,713,060	1	0

•
Proposal 3E was approved, having received the affirmative votes of the holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting:

For	Against	Abstain	Broker Non-Votes
9,454,384	1,713,061	0	0

•
Proposal 3F was approved, having received the affirmative votes of the holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting:

For	Against	Abstain	Broker Non-Votes
9,454,385	1,713,060	0	0

•
the Equity Plan Proposal was approved, having received the affirmative votes of the holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting:

For	Against	Abstain	Broker Non-Votes
9,904,384	1,263,061	0	0

•
the Nasdaq Proposal was approved, having received the affirmative votes of the holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting:

For	Against	Abstain	Broker Non-Votes
10,054,385	1,113,060	0	0

In connection with the Meeting, the Company also solicited proxies with respect to the Adjournment Proposal. As there were sufficient votes to approve the Business Combination Proposal, the Merger Proposal, the Non-Binding Governance Proposals, the Equity Plan Proposal and the Nasdaq Proposal, as noted above, the Adjournment Proposal was rendered moot and not presented to the Company’s shareholders. No other matters were submitted or voted on by the Company’s shareholders at the Meeting.

Item 8.01.	Other Events.

In connection with the Meeting and the Business Combination, shareholders holding 8,310,747 Class A Ordinary Shares exercised their right to redeem such shares for cash at a redemption price of approximately $10.99 per share, for an aggregate redemption amount of $91,335,109.53.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEARN CW INVESTMENT CORPORATION

Dated: September 30, 2024	By:	/s/ Robert Hutter
	Name:	Robert Hutter
	Title:	Chief Executive Officer